Exhibit 99.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2010, is by and among ENTEGRIS, INC., a Delaware corporation (the “Company”), and POCO GRAPHITE, INC., a Delaware corporation (“Poco”; the Company and Poco, collectively, the “Borrowers” and each, individually, a “Borrower”), EACH OF THE PERSONS IDENTIFIED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO (collectively, the “Guarantors” and each, individually, a “Guarantor”), EACH OF THE PERSONS IDENTIFIED AS A BANK ON THE SIGNATURE PAGES HERETO, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its separate capacity as administrative agent for itself and all other Banks (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of March 2, 2009 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 17, 2009, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 11, 2009, and that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 19, 2010, and as further amended or modified from time to time, collectively, the “Existing Credit Agreement”) among the Borrowers, the Banks (as defined therein), the Agent, CITIBANK, N.A., as Syndication Agent (in such capacity, the “Syndication Agent”), and RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger to Citizens Bank. N.A., as Documentation Agent (in such capacity, the “Documentation Agent”), the Banks have extended commitments to make certain credit facilities available to the Borrowers; and

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement, as amended hereby.

“Effective Date” shall have the meaning set forth in Subpart 3.1.

SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

SUBPART 2.1. Amendment to Section 5.13 (Maximum Foreign Cash). Effective on (and subject to the occurrence of) the Effective Date, Section 5.13 is amended by deleting such Section in its entirety.

PART III

CONDITIONS TO EFFECTIVENESS OF PART II

SUBPART 3.1. Effective Date. Part II of this Amendment shall be and become effective as of the date hereof when the Agent shall have received fully executed counterparts of this Amendment, as executed by the Borrowers, the Guarantors and by Banks that constitute the Required Banks (the “Effective Date”).

PART IV

MISCELLANEOUS

SUBPART 4.1. No Course of Dealing. The Obligors acknowledge and agree that the execution, delivery and performance of this Amendment shall not create (nor shall the Obligors rely upon the existence of or claim or assert that there exists) any obligation of any of the Agent or the Banks to consider or agree to any other amendment of or waiver or consent with respect to the Amended Credit Agreement or any other instrument or agreement to which the Agent or any Bank is a party, and in the event that the Agent and the Banks subsequently agree to consider any requested amendment, waiver or consent, neither the existence of this Amendment nor any other conduct of the Agent or the Banks related hereto shall be of any force or effect on the Banks’ consideration or decision with respect to any such requested amendment, waiver or consent, and the Banks shall not have any obligation whatsoever to consider or agree to any such amendment, waiver or consent.

SUBPART 4.2. Waiver of Claims. In order to induce Agent and Banks to enter into this Amendment, each Obligor hereby releases, remises, acquits and forever discharges each Bank and the Agent and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment, the Amended Credit Agreement or the other Loan Documents (collectively, the “Released Matters”). Each Obligor hereby acknowledges that the agreements in this Subpart 4.2 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Obligor hereby represents and warrants to each Bank and the Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of any Obligor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SUBPART 4.3. Acknowledgments and Stipulations. In order to induce Agent and Banks to enter into this Amendment, each Borrower acknowledges, stipulates and agrees that (a) all of the Obligations are absolutely due and owing by Borrowers to Agent and Banks without any defense, deduction, offset or counterclaim (and, to the extent any Borrower had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); (b) the Loan Documents

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executed by each Obligor are legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their respective terms; (c) the Liens granted by each Obligor to Agent in the Collateral are valid and duly perfected Liens, subject only to Permitted Liens; (d) each of the recitals contained at the beginning of this Amendment is true and correct; and (e) prior to executing this Agreement, each Obligor consulted with and had the benefit of advice of legal counsel of their own selection and has relied upon the advice of such counsel, and in no part upon the representation of Agent, any Bank or any counsel to Agent or any Bank concerning the legal effects of this Agreement or any provision hereof.

SUBPART 4.4. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.5. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement (including without limitation the Schedules thereto) to the “Agreement,” and all references in the other Loan Documents to the “Credit Agreement,” shall be deemed to refer to the Amended Credit Agreement.

SUBPART 4.6. Representations and Warranties of the Obligors. Each Obligor hereby represents and warrants that (a) the representations and warranties contained in the Existing Credit Agreement and the other Loan Documents (after giving effect to the amendments contained herein) are correct in all material respects on and as of the date hereof as though made on and as of such date and (b) no Default or Event of Default exists on and as of the date hereof. Without limitation of the preceding sentence, each Obligor hereby expressly reaffirms the validity, effectiveness and enforceability of each Loan Document to which it is a party (in each case, as the same may be modified by the terms of this Amendment).

SUBPART 4.7. Counterparts. This Amendment may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. THIS AMENDMENT SUPPLEMENTS, AND FORMS A PART OF, THE EXISTING CREDIT AGREEMENT, BUT (FOR THE AVOIDANCE OF DOUBT) THE PARTIES HERETO IN ANY EVENT SPECIFICALLY AGREE (WITHOUT LIMITATION OF THE FIRST PART OF THIS SENTENCE) THAT THE PROVISIONS OF SECTION 9.7 OF THE EXISTING CREDIT AGREEMENT APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

SUBPART 4.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS, INC.

By:	/s/ Gregory B. Graves

Name:	Gregory B. Graves

Title:	Chief Financial Officer, Executive Vice President and Treasurer

POCO GRAPHITE, INC.

By:	/s/ Gregory B. Graves

Name:	Gregory B. Graves

Title:	Vice President and Treasurer

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS PACIFIC LTD., as a Guarantor

/s/ Gregory B. Graves

By:	Gregory B. Graves
Title:	Treasurer

ENTEGRIS LOGISTICS, INC., as a Guarantor

/s/ Gregory B. Graves

By:	Gregory B. Graves
Title:	Vice President and Treasurer

ENTEGRIS MATERIALS, INC., as a Guarantor

/s/ Gregory B. Graves

By:	Gregory B. Graves
Title:	Vice President and Treasurer

ENTEGRIS SPECIALTY MATERIALS, LLC (f/k/a Poco Graphite Holdings, LLC), as a Guarantor

/s/ Gregory B. Graves

By:	Gregory B. Graves
Title:	Executive Vice President and Treasurer

POCO GRAPHITE INTERNATIONAL, INC., as a Guarantor

/s/ Gregory B. Graves

By:	Gregory B. Graves
Title:	Vice President and Treasurer

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank and as Agent

/s/ Sharlyn Rekenthaler

By:	Sharlyn Rekenthaler
Title:	Vice President

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CITIBANK, N.A., as a Bank

By:	/s/ Humberto M. Salomon
Humberto M. Salomon, Vice President

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger to Citizens Bank, N.A., as a Bank

/s/ Andrew J. Meara

By:	Andrew J. Meara
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Krys Szremski
Title:	Krys Szremski Vice President

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION, SUCCESSOR TO NATIONAL CITY BANK, as a Bank
/s/ Michael J. Cortese

By:	Michael J. Cortese
Title:	Officer

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, as a Bank
/s/ Gaylen J. Frazier

By:	Gaylen J. Frazier
Title:	Assistant Vice President

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]